UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 15, 2025

TEXAS ROADHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50972	20-1083890
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6040 Dutchmans Lane, Louisville, KY	40205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (502) 426-9984

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TXRH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 15, 2025, Texas Roadhouse, Inc., a Delaware corporation (the “Company”), held its Annual Meeting of Shareholders. The matters voted on by shareholders and the voting results are as follows:

A.	Election of Directors.

The nominees for the Company’s Board of Directors were elected as follows:

Name	For	Withheld	Abstain	Broker Non-Votes	Uncast
Jane Grote Abell	53,745,348	588,490	99,088	5,662,062	-
Michael A. Crawford	52,854,200	1,497,372	81,354	5,662,062	-
Donna E. Epps	53,685,490	651,334	96,102	5,662,062	-
Wayne L. Jones	53,726,154	624,828	81,944	5,662,062	-
Gregory N. Moore	52,127,715	2,224,273	80,938	5,662,062	-
Gerald L. Morgan	53,822,477	528,252	82,197	5,662,062	-
Curtis A. Warfield	53,452,521	898,375	82,030	5,662,062	-
Kathleen M. Widmer	52,834,140	1,502,174	96,612	5,662,062	-

B.	Ratification of the audit committee’s selection of KPMG LLP as the Company’s independent auditors for fiscal year 2025.

The selection of KPMG LLP was ratified as follows:

For	Against	Abstain	Broker Non-Votes	Uncast
57,533,244	2,479,016	82,728	-	-

C.	Advisory Vote on Executive Compensation.

The compensation of the named executive officers was approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes	Uncast
51,057,259	3,270,198	104,869	5,662,062	600

D.	Advisory Vote on Shareholder Proposal Regarding the Adoption of a Policy Requiring the Disclosure of the Company’s Consolidated EEO-1 Report.

The shareholder proposal regarding the adoption of a policy requiring the disclosure of the Company’s Consolidated EEO-1 Report was not approved, on an advisory basis, as follows:

For	Against	Abstain	Broker Non-Votes	Uncast
15,336,162	38,622,748	474,016	5,662,062	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS ROADHOUSE, INC.

Date: May 16, 2025	By:	/s/ D. Christopher Monroe
D. Christopher Monroe
Chief Financial Officer

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